                                                               Exhibit 99.(A)(2)

      THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt about what action to take, you should immediately consult your stockbroker, bank manager, lawyer, accountant or other professional or investment advisor.

      If you have sold all your American Depositary Shares ("ADSs") in Laboratorio Chile S.A. (the "Company"), please send this ADS Letter of Transmittal together with the accompanying documents as soon as possible to the purchaser or to the stockbroker, bank or other agent through whom the sale was effected for transmission to the purchaser.

      This document should be read in conjunction with the U.S. Offer to Purchase dated May 31, 2001 (the "U.S. Offer to Purchase"). The definitions used in the U.S. Offer to Purchase apply in this ADS Letter of Transmittal. All terms and conditions contained in the U.S. Offer to Purchase applicable to the U.S. Offer (as defined in the U.S. Offer to Purchase) for ADSs are deemed to be incorporated in and form part of this ADS Letter of Transmittal.

                           ADS LETTER OF TRANSMITTAL
                 To Tender American Depositary Shares ("ADSs")
                  (Evidenced by American Depositary Receipts)
                                      of
                            LABORATORIO CHILE S.A.
                    Pursuant to the U.S. Offer to Purchase
                              dated May 31, 2001
                                      by
                              IVAX HOLDINGS C.I.
                         a wholly-owned subsidiary of
                               IVAX CORPORATION


   THE U.S. OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 NOON, NEW YORK
    CITY TIME, ON FRIDAY, JUNE 29, 2001, UNLESS THE U.S. OFFER IS EXTENDED.


                  THE RECEIVING AGENT FOR THE U.S. OFFER IS:

                             THE BANK OF NEW YORK

                                                                     By Hand or Overnight
           By Mail:                   Facsimile Transmission:              Courier:
     The Bank of New York       (For Eligible Institutions Only)     The Bank of New York
 Tender & Exchange Department                  (212) 815-6213    Tender & Exchange Department
        P.O. Box 11248                                                101 Barclay Street
   New York, NY 10286-1248                                        Receive and Deliver Window
                                                                      New York, NY 10286

                       Fax Confirmation Only Telephone:

                                (212) 815-6156

      DELIVERY OF THIS ADS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS TO A FACSIMILE NUMBER OTHER THAN THE ONES LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERY OF THIS ADS LETTER OF TRANSMITTAL TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE VALID DELIVERY TO THE RECEIVING AGENT.

      The instructions accompanying this ADS Letter of Transmittal should be read carefully before this ADS Letter of Transmittal is completed.

      THIS ADS LETTER OF TRANSMITTAL IS TO BE USED ONLY FOR TENDERING ADRs (AS DEFINED BELOW) EVIDENCING ADSs REPRESENTING SHARES (AS DEFINED BELOW). DO NOT USE THIS ADS LETTER OF TRANSMITTAL FOR TENDERING SHARES.

      Shares of common stock, no par value (the "Shares") of Laboratorio Chile S.A. (the "Company"), except insofar as they are represented by ADSs, cannot be tendered by means of this ADS Letter of Transmittal. If you hold Shares which are not represented by ADSs and you are a U.S. holder, you can obtain a Form of Acceptance for tendering those Shares from the Information Agent or the Dealer Managers. See Instruction 10 of this ADS Letter of Transmittal. Shares beneficially owned or held of record by persons who are non-U.S. holders cannot be tendered pursuant to the U.S. Offer and can only be tendered pursuant to the concurrent Chilean Offer. Information on the Chilean Offer may be obtained from Deutsche Securities Corredores de Bolsa Limitada at (800) 220-800.

      All ADS Letters of Transmittal, American Depositary Receipts ("ADRs") evidencing ADSs and other required documents delivered to The Bank of New York (the "Receiving Agent") by holders of ADSs will be deemed (without any further action by the Receiving Agent) to constitute acceptance by such holders of the U.S. Offer with respect to such ADSs (and the Shares represented thereby), subject to the terms and conditions set forth in the U.S. Offer to Purchase dated May 31, 2001, any supplements or amendments thereto, and this ADS Letter of Transmittal.

      Holders of ADSs purchased in the U.S. Offer will receive the purchase price for such securities in cash, by check or, in the case of ADSs held through a Book-Entry Transfer Facility, as defined in the U.S. Offer to Purchase, by means of delivery of funds to the account maintained at the Book-Entry Transfer Facility by the participant which has tendered the ADS.

      This ADS Letter of Transmittal is to be used either if ADRs evidencing ADSs are to be forwarded herewith or if delivery of ADSs is to be made by book-entry transfer to an account maintained by the Receiving Agent at the Book-Entry Transfer Facility and pursuant to the procedures for book-entry transfer set forth under "Section 4. Procedure for Accepting the U.S. Offer -- Holders of ADSs." Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the receiving agent.

      In the event of an inconsistency between the terms and procedures in this ADS Letter of Transmittal and the U.S. Offer to Purchase, the terms and procedures in the U.S. Offer to Purchase shall govern. Please contact the Information Agent to discuss any inconsistency.


                        DESCRIPTION OF SHARES TENDERED
                          (See Instructions 3 and 4)
-------------------------------------------------------------------------------
Name(s) and
Address(es)
    of
Registered
 Holder(s)
  (Please
fill in, if
  blank,
exactly as
  name(s)
 appear(s)
 on ADSs)     ADSs Tendered* (Attach additional list if necessary)
------------------------------------------------------------------
                                Total Number of
                ADR Serial     ADSs Evidenced by  Number of ADSs
                 Number(s)           ADRs            Tendered
               ---------------------------------------------------
               ---------------------------------------------------
               ---------------------------------------------------
               ---------------------------------------------------
               ---------------------------------------------------
               ---------------------------------------------------
-------------------------------------------------------------------------------
* Unless otherwise indicated, it will be assumed that all ADSs delivered to the Receiving Agent are being tendered. See Instruction 4.
  You must complete the Box headed "Sign Here" in accordance with the instructions set out therein and, if appropriate, the Boxes headed
  "Special Delivery Instructions" and "Special Issuance Instructions".

      Holders of ADSs whose ADRs are not immediately available or who cannot deliver their ADSs and all other documents required by this ADS Letter of Transmittal to the Receiving Agent, or complete the procedures for book-entry transfer on or prior to the expiration of the U.S. Offer may tender their ADSs by following the Guaranteed Delivery Procedures set forth under "Section 4. Procedure for Accepting the U.S. Offer -- Holders of ADSs" in the U.S. Offer to Purchase. See Instruction 2 of this ADS Letter of Transmittal.

[_]CHECK HERE IF TENDERED ADSs ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
   THE RECEIVING AGENT'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution ______________________________________________

  Account No. at DTC ________________________________________________________

  Transaction Code No. _______________________________________________________

[_]CHECK BOX IF TENDERED ADSs ARE BEING DELIVERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY PREVIOUSLY SENT TO THE RECEIVING AGENT AND COMPLETE THE
   FOLLOWING:

  Name(s) of Registered Owner(s) _____________________________________________

  Date of Execution of Notice of Guaranteed Delivery _________________________

  Name of Institution that Guaranteed Delivery _______________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

To:The Bank of New York, as Receiving Agent:

      The undersigned hereby instructs the Receiving Agent to accept the U.S. Offer on behalf of the undersigned with respect to the above described ADSs (which expression shall in this ADS Letter of Transmittal, except where the context otherwise requires, be deemed to include, without limitation, the Shares represented thereby), subject to the terms and conditions set forth in the U.S. Offer to Purchase, any supplements or amendments thereto, and this ADS Letter of Transmittal. The undersigned hereby acknowledges that delivery of this ADS Letter of Transmittal and of the ADSs and other required documents delivered to the Receiving Agent in connection herewith will be deemed (without any further action by the Receiving Agent) to constitute acceptances of the U.S. Offer by the undersigned with respect to such ADSs, subject to the rights of withdrawal set out in "Section 5. Withdrawal Rights" in the U.S. Offer to Purchase and the terms and conditions set forth in this ADS Letter of Transmittal.

      The undersigned understands that acceptance of the U.S. Offer by the undersigned pursuant to the procedures described herein and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the U.S. Offer.

      The undersigned hereby delivers to the Receiving Agent for tender to the Purchaser the above-described ADSs, in accordance with the terms and conditions of the U.S. Offer to Purchase, any supplements or amendments thereto, and this ADS Letter of Transmittal.

      Upon the terms of the U.S. Offer (including, if the U.S. Offer is extended or amended, the terms and conditions of any such extensions or amendments), the undersigned hereby:

      (i)sells, assigns and transfers to the Purchaser all right, title and interest in and to all the ADSs being tendered hereby (and any and all other securities or rights issued or issuable in respect of such ADSs); and

      (ii)irrevocably constitutes and appoints the Receiving Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such ADSs (and any such other securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver ADRs for such ADSs (and any such other securities or rights issued or issuable in respect of such ADSs) or transfer the ownership of such ADSs (and any such other securities or rights issued or issuable in respect of such ADSs) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to the Purchaser and (b) receive all benefits and otherwise exercise all rights of beneficial ownership of such ADSs (and any such other securities or rights issued or issuable in respect of such ADSs), all in accordance with the terms of the U.S. Offer.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the ADSs tendered hereby (and any and all other ADSs or other securities issued or issuable in respect thereof) and that when the same are purchased by the Purchaser, the Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, together with all rights now or hereafter attaching to them, including voting rights and rights to all dividends, other distributions and payments hereafter declared, made or paid, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Receiving Agent or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the ADSs tendered hereby (and any and all other securities or rights issued or issuable in respect of such ADSs).

      The undersigned agrees to ratify each and every act or thing which may be done or effected by any director of, or other person nominated by, the Purchaser or their respective agents, as the case may be, in the exercise of any of his or her powers and/or authorities hereunder.

      The undersigned undertakes, represents and warrants that if any provision of this ADS Letter of Transmittal shall be unenforceable or invalid or shall not operate so as to afford the Purchaser or the Receiving Agent or their respective agents the benefit of the authority expressed to be given in this ADS Letter of Transmittal, the undersigned shall, with all practicable speed, do all such acts and things and execute all such documents as may be required to enable the Purchaser or the Receiving Agent to secure the full benefits of this ADS Letter of Transmittal.

      All authority herein conferred or agreed to be conferred and all undertakings, representations and warranties given pursuant to this ADS Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the U.S. Offer to Purchase, this tender is irrevocable.

      Unless otherwise indicated herein in the box entitled "Special Issuance Instructions," the undersigned hereby instructs the Purchaser to:

      (i)issue the check for the purchase price for the ADSs accepted for purchase, and/or

      (ii)issue, or cause to be issued, any ADRs evidencing ADSs not tendered or accepted for purchase, in the name(s) of the registered holder(s) appearing herein in the box entitled "Description of ADSs Tendered."

      Similarly, unless otherwise indicated herein in the box entitled "Special Delivery Instructions," the undersigned hereby instructs the Purchaser to:

      (i)mail, or cause to be mailed, the check for the purchase price for the ADSs accepted for purchase, and/or

      (ii)return, or cause to be returned, any ADRs evidencing ADSs not tendered or accepted for purchase (and accompanying documents, as appropriate), to the address(es) of the registered holder(s) appearing herein in the box entitled "Description of ADSs Tendered."

      In the event that both the "Special Delivery Instructions" and the "Special Issuance Instructions" are completed, the undersigned hereby instructs the Purchaser to:

      (i)issue the check for the purchase price for the ADSs accepted for purchase, and/or

      (ii)issue, or cause to be issued, any ADRs evidencing ADSs not tendered or accepted for purchase in the name(s) of the person or persons so indicated, and

      (iii)mail, or cause to be mailed, the check for the purchase price for the ADSs accepted for purchase, and/or

      (iv)return, or cause to be returned, any ADRs evidencing any ADSs not tendered or accepted for purchase (and accompanying documents, as appropriate) to the address(es) of the person or persons so indicated.

      In the case of a book-entry delivery of ADSs, the undersigned hereby instructs the Purchaser to credit the undersigned's account maintained at the Book-Entry Transfer Facility with (i) the purchase price for the ADSs accepted for purchase, and (ii) any ADSs not accepted for purchase. The undersigned recognizes that the Purchaser will not transfer any ADSs from the name of the registered holder thereof if the Purchaser does not accept for purchase any of the ADSs so tendered.

      The terms and conditions of the U.S. Offer contained in the U.S. Offer to Purchase, as from time to time supplemented or amended, shall be deemed to be incorporated in, and form part of, this ADS Letter of Transmittal, which shall be read and construed accordingly.

      This ADS Letter of Transmittal shall not be considered complete and valid, and delivery of the consideration pursuant to the U.S. Offer shall not be made, until the ADSs being tendered and all other required documentation have been received by the Receiving Agent as provided in the U.S. Offer to Purchase and this ADS Letter of Transmittal.

      Unless you complete the "Special Delivery Instructions" Box, the address of the holder inserted in the Box entitled "Description of ADSs Tendered" is the address to which your consideration will be sent. Please also state a daytime telephone number where you may be contacted in the event of any query.

[_]Check here if any of the ADRs representing ADSs that you own have been lost or destroyed (see Instruction 11).

Number of ADSs represented by lost or destroyed ADR(s):_____________________

   SPECIAL ISSUANCE INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 1, 5, 6 And 7)

                                             (See Instructions 1, 5, 6 and 7)

 [_] Check box ONLY if the check           [_] Check box ONLY if the check
     for the purchase price with               for the purchase price with
     respect to ADSs accepted for              respect to ADSs accepted for
     payment (less the amount of               payment (less the amount of
     any federal income and backup             any federal income and backup
     withholding tax required to               withholding tax required to
     be withheld) is to be issued              be withheld) is to be mailed
     in the name of someone other              to someone other than the
     than the undersigned.                     undersigned or to the
                                               undersigned at an address
                                               other than that shown below
                                               the undersigned's
                                               signature(s).

 Issue: [_] check and/or
     [_] certificate(s) to:

 Name: ____________________________
  (Please Print: First, Middle and         Mail: [_] check and/or
             Last Name)                         [_] certificate(s) to:

 Address: _________________________        Name: ____________________________
 __________________________________         (Please Print: First, Middle and
             (Zip Code)                                Last Name)
 __________________________________
   (Tax Identification or Social           Address: _________________________
          Security Number)

                                           __________________________________
                                                       (Zip Code)

                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

 A SIGN HERE ______________________________________________________________
 ____________________________________________________________________________
                          (Signature(s) of Owner(s))
 Dated:________________________________________________________________, 2001

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on ADR(s) evidencing the ADS(s) or by person(s) to whom ADR(s) surrendered have been assigned and transferred, as evidenced by endorsement, stock powers and other documents transmitted herewith.)

 If signature is by any trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or others acting in a fiduciary or representative capacity, please set forth the following and see Instruction 5.

 Name(s) ____________________________________________________________________
     ______________________________________________________________________
                                (Please Print)

 Capacity (full title) ______________________________________________________

 Address ____________________________________________________________________
     ______________________________________________________________________
                             (Including Zip Code)

 Area Code and Telephone No. ________________________________________________

 Employer Identification No. or _____________________________________________

 Social Security No. ________________________________________________________
                          (See Substitute Form W-9)

                           GUARANTEE OF SIGNATURE(S)
                    (If required--See Instructions 1 and 5)

 A Authorized Signature ___________________________________________________

 Name _______________________________________________________________________

 Address ____________________________________________________________________
     ______________________________________________________________________
                             (Including Zip Code)

 Area Code and Telephone No. ________________________________________________

 Dated ______________________________________________________________________

                       PAYER'S NAME: The Bank of New York


                        Part 1--PLEASE PROVIDE YOUR
                        TIN IN THE BOX AT THE RIGHT    ----------------------
                        AND CERTIFY BY SIGNING AND     Social Security Number
                        DATING BELOW                             OR

 SUBSTITUTE
 Form W-9
 Department of
 the Treasury                                          ----------------------
 Internal                                              Employer Identification
 Revenue                                                       Number
 Service               --------------------------------------------------------
                        Part 2--Awaiting TIN [_]
                       --------------------------------------------------------
                        Part 3--CERTIFICATION--Under the penalties of perjury, I certify that:

 Payer's Request
 for Taxpayer           (1) The number shown on this form is my correct
 Identification             Taxpayer Identification Number (or I am waiting
 Number (TIN)               for a number to be assigned to me), and
                        (2) I am not subject to backup withholding because:
                            (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue
                            Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interests or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                        Certification Information--You must cross out Item
                        (2) above if you have been notified by the IRS that you are temporarily subject to backup withholding because of under-reporting interest or dividends on your tax returns. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (2).

                        Name _________________________________________________
                                            (Please Print)

                        Address ______________________________________________
                                         (Including Zip Code)

                        Signature ___________________ Date ___________________

                          YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                           CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9

                           CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION
                                                NUMBER

                        I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding that I have checked the box in Part 2 (and have completed this Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me prior to the time I provide the Receiving Agent with a properly certified taxpayer identification number will be subject to a 31% back-up withholding tax.

                        Signature ___________________ Date ___________________


NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
     BACK-UP WITHHOLDING OF 31% OF ANY CASH PAYMENT MADE TO YOU PURSUANT TO THE U.S. OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                 INSTRUCTIONS

          Forming Part of the Terms and Conditions of the U.S. Offer

      1. Guarantee Of Signatures. Except as otherwise provided below, all signatures on this ADS Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program, or the Stock Exchanges Medallion Program (an "Eligible Institution"). Signatures on this ADS Letter of Transmittal need not be guaranteed (a) if this ADS Letter of Transmittal is signed by the registered holder(s) of the ADSs tendered herewith and such holder(s) have not completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Issuance Instructions" on this ADS Letter of Transmittal or (b) if such ADSs are tendered for the account of an Eligible Institution. See Instruction 5.

      2. Delivery of ADS Letter of Transmittal and ADSs. This ADS Letter of Transmittal is to be completed by ADS holders if ADRs are to be forwarded herewith. An Agent's Message must be utilized if delivery of ADSs is to be made by book-entry transfer to an account maintained by the Receiving Agent at the Book-Entry Transfer Facility pursuant to the procedures for book-entry transfer set forth under "Section 4. Procedure for Accepting the U.S. Offer -- Holders of ADSs" in the U.S. Offer to Purchase. ADRs evidencing ADSs or confirmation of any book-entry transfer into the Receiving Agent's account at the Book-Entry Transfer Facility of ADSs delivered electronically, as well as a properly completed and duly executed ADS Letter of Transmittal or, in the case of a book-entry transfer, an Agent's Message and any other documents required by this ADS Letter of Transmittal, must be delivered to the Receiving Agent at one of its addresses set forth herein prior to the Expiration Date or the tendering ADS holder must comply with the Guaranteed Delivery Procedures set forth below and as provided under "Section 4. Procedure for Accepting the U.S. Offer -- Holders of ADSs" in the U.S. Offer to Purchase. If ADRs are forwarded to the Receiving Agent in multiple deliveries, a properly completed and duly executed ADS Letter of Transmittal must accompany each such delivery.

      ADS holders whose ADRs are not immediately available or who cannot deliver their ADRs and all other required documents to the Receiving Agent or complete the procedures for book-entry transfer prior to the Expiration Date, as the case may be, may tender their ADSs by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the Guaranteed Delivery Procedures set forth under "Section 4. Procedure for Accepting the U.S. Offer -- Holders of ADSs" in the U.S. Offer to Purchase. Pursuant to the Guaranteed Delivery Procedures, (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed ADS Notice of Guaranteed Delivery substantially in the form provided by the Purchaser or a message transmitted through the Book-Entry Transfer Facility pursuant to which the participant agrees to be bound by the terms of the ADS Notice of Guaranteed Delivery must be received by the Receiving Agent prior to the termination of the U.S. Offer, as the case may be, and (c) ADRs evidencing all tendered ADSs together with a properly completed and duly executed ADS Letter of Transmittal with any required signature guarantees and any other required documents or, in the case of ADSs held in book-entry form, a timely confirmation of the book-entry transfer of such ADSs into the Receiving Agent's account at the Book-Entry Transfer Facility together with an Agent's Message (as defined below), must be received by the Receiving Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery.

      The term "Agent's Message" means a message transmitted by means of the Book-Entry Transfer Facility to, and received by, the Receiving Agent and forming a part of a book-entry confirmation which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant tendering the ADSs which are the subject of such book-entry confirmation that such participant has received and agrees to be bound by the terms of the ADS Letter of Transmittal and that the Purchaser may enforce such agreement against the participant.

      The method of delivery of ADRs and all other required documents is at the sole option and risk of the tendering holders of ADSs. ADRs will be deemed delivered only when actually received by the

Receiving Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

      No alternative, conditional or contingent tenders will be accepted, and no fractional ADSs will be purchased. By executing this ADS Letter of Transmittal (or facsimile thereof), all tendering ADSs holders waive any right to receive any notice of the acceptance of their ADSs for payment.

      3. Inadequate Space. If the space provided herein is inadequate, the serial number of the ADRs, the total number of ADSs represented by such ADRs and the number of ADSs tendered should be listed on a separate schedule attached hereto.

      4. Partial Tenders. If fewer than all the ADSs evidenced by ADRs delivered to the Receiving Agent are to be tendered, fill in the number of ADSs which are to be tendered in the box entitled "Number of ADSs Tendered." In such case, a new ADR for the untendered ADSs represented by the old ADR will be sent to the person(s) signing this ADS Letter of Transmittal, unless otherwise provided in the appropriate box entitled "Special Delivery Instructions" on this ADS Letter of Transmittal, as soon as practicable after the date such ADSs are accepted for payment. All ADSs delivered to the Receiving Agent will be deemed to have been tendered unless otherwise indicated.

      5. Signatures on ADS Letter Of Transmittal, Stock Powers and Endorsements. If this ADS Letter of Transmittal is signed by the registered holder(s) of the ADSs tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without any change whatsoever. DO NOT SIGN THE BACK OF THE ADRs.

      If any of the ADSs tendered hereby are owned of record by two or more joint owners, all such owners must sign this ADS Letter of Transmittal.

      If any of the ADSs tendered in the U.S. Offer are registered in different names on several ADRs, it will be necessary to complete, sign and submit as many separate ADS Letters of Transmittal as there are different registrations of ADRs.

      If this ADS Letter of Transmittal or any ADRs or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority to act must be submitted.

      If this ADS Letter of Transmittal is signed by the registered holder(s) of the ADSs listed and transmitted hereby, no endorsements of ADRs or separate stock powers are required unless ADSs (evidenced by ADRs) and/or delivery of ADRs for ADSs not tendered or accepted for exchange are to be issued to a person other than the registered holder(s). Signatures on such ADRs or stock power must be guaranteed by an Eligible Institution.

      If this ADS Letter of Transmittal is signed by a person other than the registered holder(s) of the ADSs listed, the ADRs must be endorsed or accompanied by appropriate stock powers signed exactly as the name(s) of the registered holder(s) appear(s) on the ADRs evidencing such ADSs. Signatures on such ADRs or stock power must be guaranteed by an Eligible Institution.

      6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, the Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of ADSs to it or its offer pursuant to the U.S. Offer. If, however, payment of the purchase price is to be made to, or if ADSs not tendered or accepted for payment are to be registered in the name of, any persons other than the registered holder(s) or if tendered ADSs are registered in the name of any person other than the person(s) signing this ADS Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person(s)) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

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

      7. Special Issuance and Delivery Instructions. If the purchase price for ADSs accepted for purchase and/or ADRs evidencing ADSs not accepted for purchase is or are to be issued in the name of a person other than the signer of this ADS Letter of Transmittal or if such purchase price is to be sent and/or such ADRs are to be returned to a person other than the signer of this ADS Letter of Transmittal or to an address other than that indicated in the box entitled "Description of ADSs Tendered," the appropriate "Special Delivery Instructions" box and/or the "Special Issuance Instruction" box on this ADS Letter of Transmittal should be completed.

      8. Waiver of Conditions. The Purchaser, in accordance with the terms of the U.S. Offer, has reserved the right to waive or vary all or any of the conditions, in whole or in part. See "Section 15. Certain Conditions of the U.S. Offer" in the U.S. Offer to Purchase.

      9. Requests for Assistance or Additional Copies. Holders of ADSs must use either an ADS Letter of Transmittal or an ADS Notice of Guaranteed Delivery in order to tender their ADSs and accept the U.S. Offer. Holders of ADSs who deliver an ADS Notice of Guaranteed Delivery to accept the U.S. Offer must deliver an ADS Letter of Transmittal at a later date when delivering ADSs to the Receiving Agent. Beneficial holders or holders of record of Shares who are U.S. holders must use the Form of Acceptance in order to tender their Shares into the U.S. Offer and accept the U.S. Offer. Holders of Shares may not tender Shares pursuant to this ADS Letter of Transmittal except insofar as they are represented by ADSs. Beneficial holders or holders of record of Shares who are non-U.S. holders may not tender their Shares pursuant to the U.S. Offer. Questions and requests for assistance or additional copies of the U.S. Offer to Purchase, this ADS Letter of Transmittal or the ADS Notice of Guaranteed Delivery may be directed to the Dealer Managers or to the Information Agent at their addresses and telephone numbers set forth at the end of this ADS Letter of Transmittal.

      10. Holders of Shares. Holders of Shares who are U.S. holders have been sent a Form of Acceptance with the U.S. Offer to Purchase and may not tender Shares pursuant to this ADS Letter of Transmittal. If any such holder of Shares which are not represented by ADSs needs to obtain a copy of a Form of Acceptance, such holder should contact the Dealer Managers or the Information Agent at their addresses and telephone numbers set forth at the end of this ADS Letter of Transmittal. Shares beneficially owned or held of record by persons who are non-U.S. holders cannot be tendered pursuant to the U.S. Offer. Holders of ADSs must use this ADS Letter of Transmittal to tender their ADSs.

      11. Lost, Destroyed or Stolen ADRs. If any ADR(s) representing ADS(s) has been lost, destroyed or stolen, the holder should promptly notify the Receiving Agent by checking the box immediately preceding "Special Delivery Instructions" and indicate the number of and the class of ADSs represented by the lost, destroyed or stolen ADRs. The holder will then be instructed as to the steps that must be taken in order to replace the ADR(s). This ADS Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed ADRs have been complied with.

      12. Backup Withholding. Under U.S. federal income tax law, payment of cash by the Receiving Agent may be subject to U.S. backup withholding tax at a 31% rate unless the securityholder establishes entitlement to an exemption in the manner described below. In order to avoid such backup withholding, each securityholder delivering ADSs to the Receiving Agent should complete and sign the Substitute Form W-9 included with this ADS Letter of Transmittal and either (a) provide its taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN so provided is correct and that (i) the holder has not been notified by the Internal Revenue Service (the "IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. In general, if a holder is an individual, the TIN is the individual's Social Security number. If the Receiving Agent or the Purchaser is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the IRS.

      The box in Part 2 of Substitute Form W-9 may be checked if the security holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked,

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

the securityholder must also complete the Certificate of Awaiting Taxpayer Identification Number in order to avoid back-up withholding. If the box in
Part 2 is checked, the Purchaser (or its paying agent) or a broker or custodian may still withhold 31% of any payments made on account of an exchange pursuant to the U.S. Offer until the holder furnishes the Purchaser or the paying agent, broker or custodian with its TIN. For further information concerning backup withholding and instructions for completing the Substitute Form W-9, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9."

      Certain exempt recipients (including, among others, all corporations and non-U.S. individuals) are not subject to these back-up withholding requirements. In order for a non-U.S. holder to qualify as an exempt recipient, that holder must submit an IRS Form W-8, signed under penalties of perjury, attesting to its exempt status. An IRS Form W-8 may be obtained from the Receiving Agent.

      Failure to complete the Substitute Form W-9 or IRS Form W-8 will not, by itself, cause the ADSs to be deemed invalidly tendered, but may require the Purchaser, the paying agent, a broker or custodian to withhold tax at the 31% rate. Back-up withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of persons subject to back-up withholding will be reduced by the amount of such tax withheld. If back-up withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

                 The Information Agent for the U.S. Offer is:

                             D.F. KING & CO., INC.
                                77 Water Street
                           New York, New York 10005
                Banks and Brokers Call Collect: (212) 269-5550
                   All Others Call Toll Free: (800) 758-5880

                  The Dealer Managers for the U.S. Offer are:

         Merrill Lynch & Co.                            UBS Warburg LLC
     Four World Financial Center                        299 Park Avenue
          New York, NY 10080                           New York, NY 10171
     Call Collect: (212) 236-3790                 Call Collect: (212) 821-3983

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